IDEX Corporation Amended and Restated Non-Employee Director Compensation Policy (Effective January 1, 2026) This Amended and Restated Non-Employee Director Compensation Policy, effective January 1, 2026 (the “Policy”), has been established by IDEX Corporation (the “Company”) to provide each member of the Company’s Board of Directors (the “Board”) who is not an employee of the Company (a “Director”) with compensation for services performed as a Director. Each Director shall, automatically and without further action of the Company, receive cash compensation and equity-based compensation in respect of shares of the Company’s common stock (“Shares”) pursuant to the terms and conditions set forth in this Policy, unless such Director declines the receipt of such cash or equity-based compensation by written notice to the Company or except as otherwise provided herein. This Policy shall remain in effect until it is revised or rescinded by further action of the Board. Annual Cash Compensation The annual cash compensation set forth below is payable in equal quarterly installments, in arrears within thirty (30) days following the end of each quarter in which the service occurred, pro-rated for the number of days served as a Director in any partial quarter (unless deferred under the section below entitled “Deferral Elections”): 1. Annual Board Service Retainer: Each Director: $100,000 2. Annual Committee Service Retainer (Chair): a. Chair of the Audit Committee: $20,000 b. Chair of the Compensation Committee: $15,000 c. Chair of the Nominating and Corporate Governance Committee: $15,000 3. Annual Non-Executive Chair Service Retainer: Non-Executive Chair: $100,000 Equity Compensation Equity awards issued pursuant to the Policy shall be granted under and subject to the terms of the IDEX Corporation 2024 Incentive Award Plan, as may be amended from time to time, or any successor thereto (the “Plan”), and the Director shall electronically accept an equity award agreement thereunder as approved by the Board (or a duly authorized committee thereof). 1. Initial Grant. On the date of a Director’s initial election or appointment to the Board (or, if such date is not a market trading day, the first market trading day thereafter), the Director shall receive a grant of restricted stock units (“RSUs”) in an amount equal to $175,000, divided by the closing price of a Share on the New York Stock Exchange on the date of grant, rounded up to the next five whole Shares (an “Initial Grant”); provided, that if a Director is first appointed to the Board on a date other than an Annual Grant Date (as defined below), such Director shall be granted, on the date of such appointment (or, if such date is not a market trading day, the first market trading day thereafter), a number of RSUs determined by (i) dividing (x) $175,000, by (y) the closing price of a Share on the New York Stock Exchange on the date of grant, and (ii) EX-10.28

Page 2 multiplying such quotient by a fraction the numerator of which is the number of days between the date of grant and the next Annual Grant Date and the denominator of which is three hundred and sixty five (365), rounded up to the next five whole Shares. 2. Annual Grant. On the date of the first meeting of the Board held immediately following each annual meeting of the Company’s stockholders (each, an “Annual Grant Date”), each Director (other than the Non-Executive Chair) then in office who has not given notice as of the Annual Grant Date of his or her intent to resign from the Board shall receive a grant of RSUs in an amount equal to $175,000, divided by the closing price of a Share on the New York Stock Exchange on the Annual Grant Date, rounded up to the next five whole Shares (the “Annual Grant”). A Director elected for the first time to the Board on an Annual Grant Date shall only receive an Initial Grant in connection with such election, and shall not receive an Annual Grant on such Annual Grant Date. 3. Annual Non-Executive Chair Grant. On each Annual Grant Date, the Non-Executive Chair shall receive a grant of RSUs in an amount equal to $225,000, divided by the closing price of a Share on the New York Stock Exchange on the Annual Grant Date, rounded up to the next five whole Shares (which grant shall be in lieu of the Annual Grant), provided, that the Non- Executive Chair has not given notice as of the Annual Grant Date of his or her intent to resign from the Board. All RSUs issued pursuant to this Policy on the Annual Grant Date shall vest in full on the earliest to occur of (i) the earlier of the first anniversary of the Annual Grant Date or the date of the next annual stockholders meeting if it is at least 50 weeks after the prior year’s meeting, subject to the Director’s continuous service through such date, (ii) the date on which the Director ceases to serve on the Board for any reason after achieving at least six years of continuous service on the Board, (iii) the date of the Director’s death, (iv) the date on which the Director ceases to serve on the Board by reason of the Director’s disability, and (v) the occurrence of a Change in Control (as defined in the Plan) subject to the Director’s continuous service through such date. All Initial Grant RSUs issued pursuant to this Policy shall vest on the earliest to occur of (i) the first anniversary of the date of grant, (ii) the date of the Director’s death, (iii) the date on which the Director ceases to serve on the Board by reason of the Director’s disability, or (iv) the occurrence of a Change in Control (as defined in the Plan) subject to the Director’s continuous service through such date. Settlement of the RSUs shall be in the form of Shares at the time of settlement (unless deferred under the section below entitled “Deferral Elections”), subject to such other terms and conditions set forth in the applicable award agreement evidencing such RSUs. To the extent any RSUs have not vested at the time of a Director’s cessation of service on the Board, such RSUs shall be forfeited by the Director and cancelled for no consideration. Notwithstanding the foregoing, the Board may, in its sole discretion, determine to grant additional equity awards under the Plan to a Director at such time and upon such terms and conditions as determined by the Board, provided, that in no event shall the aggregate value of all equity and cash awards granted to a Director under this Policy during any calendar year (measured at the time of grant in accordance with applicable accounting standards) exceed the maximum value that may be granted to any Director during such calendar year as set forth in the Plan.

Page 3 Stock Ownership Guideline Each Director shall maintain direct ownership of Shares equal to or greater in value to five times the current Annual Board Service Retainer (the “Ownership Guideline”). No Director shall be permitted to sell Shares until the Director satisfies the Ownership Guideline, and after a Director meets the Ownership Guideline, the Director may not sell shares if the sale would put the Director below the Ownership Guideline. Shares directly owned, as well as unvested and deferred RSUs, shall count toward satisfying the Ownership Guideline. Deferral Elections 1. Cash Compensation. A Director may elect to defer any cash compensation payable with respect to a calendar year of service in accordance with the Third Amended and Restated IDEX Corporation Directors Deferred Compensation Plan, as may be amended from time to time, or any successor thereto. 2. RSUs. A Director may elect to defer the settlement of Shares issuable with respect to any RSUs granted to the Director with respect to a calendar year of service, subject to the terms and conditions set forth in this Section, a deferral election form previously adopted by the Board (or a duly authorized committee thereof) and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. The Director may elect to defer settlement of all or a portion of the RSUs granted to the Director with respect to a calendar year of service by filing a completed deferral election form with the Company. The Director must file the deferral election form no later than December 31 of the prior calendar year for the calendar year in which service is to be provided; provided, that if the Director is first appointed or elected to the Board during a calendar year, such Director may elect to defer settlement of RSUs within 30 days of such initial appointment or election to the Board with respect to RSUs that relate to service performed after the election. Each deferral election made with respect to a calendar year shall be irrevocable with respect to such calendar year. Pursuant to the deferral election form, the Director must irrevocably elect the specified date(s) and increment(s) with respect to which the Director shall receive Shares issuable upon the settlement of those RSUs that the Director has elected to defer (each, a “Settlement Date”). If the Director fails to elect a Settlement Date, settlement of the RSUs shall occur on the earlier of (i) the second anniversary of the date of grant of the RSUs and (ii) the date of the Director’s “separation from service” (within the meaning of Section 409A of the Code). All deferral elections shall be made in accordance with rules and procedures established by the Company and Section 409A of the Code and the regulations thereunder. Pursuant to the applicable deferral election form, the Director shall receive Shares issuable in respect of the RSUs on the earliest to occur of (x) the Settlement Date(s) elected by the Director (or, if the Director fails to elect a Settlement Date, the earlier to occur of (i) the second anniversary of the date of grant of the RSUs and (ii) the date of the Director’s separation from service), (y) a “change in control event,” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), and (z) the date of the Director’s death or Disability (within the meaning of Treasury Regulation Section 1.409A- 3(i)(4)), each as specified in the applicable deferral election form. Expenses The Company shall reimburse each Director for ordinary, necessary and reasonable out-of-pocket travel expenses to cover in-person attendance at and participation in Board and committee meetings. To the extent that any such reimbursements are deemed to constitute compensation to the Director, such amounts shall be reimbursed no later than December 31 of the year following the year in which the

Page 4 expense was incurred. The amount of any expense reimbursements that constitute compensation in one year shall not affect the amount of expense reimbursements constituting compensation that are eligible for reimbursement in any subsequent year, and the Director’s right to such reimbursement of any such expenses shall not be subject to liquidation or exchange for any other benefit. Section 409A To the extent applicable, the Policy shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder. Notwithstanding any provision in the Policy, any deferral election form or any other agreement evidencing amounts subject to the Policy to the contrary, if the Company determines that any amounts subject to the Policy may not be either exempt from or compliant with Section 409A of the Code, the Company may, in its sole discretion, adopt such amendments to the Policy, any deferral election form or any other agreement relating to the Policy, adopt other policies or procedures or take any other actions that the Company determines are necessary or appropriate to (i) exempt such amounts from Section 409A of the Code and/or preserve the intended tax treatment of such amounts, or (ii) comply with the requirements of Section 409A of the Code; provided, that this Section shall not create any obligation on the Company to adopt any such amendment, policy or procedure or take any such other action.